PEAR TREE FUNDS
PEAR TREE QUALITY FUND
Ordinary Shares: USBOX   Institutional Shares: QGIAX
Supplement dated March 27, 2019
This Supplement amends the Prospectus and the Statement of Additional Information of Pear Tree Funds, each dated August 1, 2018, as supplemented from time to time, and the Summary Prospectuses for Pear Tree Quality Fund (“Quality Fund”) dated August 1, 2018, as supplemented January 31, 2019.
As of March 2019, Mark K. Iong, CFA no longer is a portfolio manager of Quality Fund. Mark D. Tindall, CFA will continue to manage Quality Fund in his current capacity.
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Please keep this Supplement with your records.